1The Landing, Lake Tahoe Investor Presentation | June 2021

2 Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information.

3 Recent Events Strategic Transactions Operations • Created $350MM+ Investment Capacity • Pending Sale of The Lexington for $185MM • 6.3% capitalization rate on 2019 Hotel NOI • 5.8% capitalization rate on 2018 Hotel NOI • Sold Frenchman’s Reef for $35MM plus profit participation • Preserves $175MM of liquidity • Received $240MM of insurance proceeds in December 2019 (1) Forecast as of 6/3/21 Trailing Three Months March April(1) May(1) Occ ADR RevPAR Occ ADR RevPAR Occ ADR RevPAR Urban 55.4% $311.73 $172.62 62.7% $335.28 $210.28 62.9% $345.25 $217.24 Resort 18.4% $131.21 $24.11 23.3% $136.44 $31.82 28.4% $144.08 $40.97 Total Portfolio 26.9% $216.85 $58.34 32.4% $225.16 $72.96 36.4% $224.29 $81.62 • Cash flow positive each month • Expect cash flow in Q2 to be positive after corporate G&A • Reopened Chicago Marriott on 4/15/21, Hilton Garden Inn Times Square on 5/3/21, and Courtyard Fifth Avenue on 6/1/21

4 2020 FINANCIAL SUMMARY(1) Hotels (Rooms) 29 Hotels (~9K Rooms) Stock Price $10.07 2019 Implied EBITDA Multiple 12.1x 2019 Implied NOI Cap Rate 7.6% Enterprise Value per Key $321K . (1) Share price as of 6/3/21 (2) All figures Pro Forma for sale of Frenchman’s Reef (4/30/21) and pending sale of The Lexington (est. 6/30/21) (3) As of 12/31/2020. Source: Company Filings (4) Weighted by 2019 Actual EBITDA HIGH QUALITY BRANDS(2)(4)URBAN AND RESORT HOTELS IN TOP MARKETS(2)(4) DiamondRock at a Glance TOP TIER PORTFOLIO 2020 ADR(3) $233 $220 $209 $205 $203 $184 $178 $142 $120 $111 PEB HST DRH SHO XHR PK HT RLJ INN APLE (2) Unencumbered, 79% Encumbered, 21% Urban Gateway 60% Resorts 26% Urban Lifestyle 14%

5 DiamondRock Balance Sheet Profile 10.4 9.5 8.8 6.3 4.7 3.9 3.7 3.5 1.5 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO LEVERAGE BELOW PEER AVERAGE(2) (1) As of 3/31/21 (2) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef Average: 5.4x $437MM liquidity available in cash and revolver capacity(1) $350MM+ of Investment Capacity

6 $914 $1,070 $1,593 $1,620 $1,660 DRH XHR SHO PK PEB Superior Asset Management: Tightest Cost Controls Average Monthly AFFO Burn Rate Per Key(1) (2) (1) Q2 2020 through Q1 2021 AFFO per key per month. (2) Third Quarter AFFO excludes noncash income tax valuation allowance recognized in the quarter of $12.4 million. Fourth Quarter AFFO excludes 2.2MM pandemic insurance claim. Most Peers Have Burned Nearly 80% More Than DiamondRock

7 Mitigating Cash Burn and Extending Runway Quarterly Operating Metrics Q4 2020A Q1 2021A Improvement Occupancy 21.8% 26.9% 51 bps Average Daily Rate $200.92 $216.85 8% RevPAR $43.78 $58.34 33% Total Revenue $59.3MM $72.9MM 23% Monthly Burn Rate ($MMs) Q4 2020A Q1 2021A Improvement Q2 2021E(1) Hotel Net Operating Loss 3.3 (2) 1.8 45% Corporate G&A Expenses 1.3 1.8 Corporate Burn Rate 4.6 3.6 22% 0.0 – 1.0 Debt Service 4.6 4.7 4.9 Preferred Dividends 0.8 0.9 0.8 Capital Expenditures (3) 2.9 5.0 5.0 Total Monthly Cash Burn 12.9 14.2 10.7 – 11.7 Total Liquidity $482MM $437MM ~$425MM Expected Runway 37 Months 31 Months 36 - 40 Months (1) Internal forecast as of 6/3/21 (2) Q4 2020A Hotel NOI Loss includes one time benefit of $2.2MM related to a pandemic insurance claim (3) Assumes capital expenditure of $5MM per month in 2021

8 All Demand Segments Improving Group • Room Nights Up 71% in Q1 2021 over Q4 2020 • Lead Volumes at 61% of Pre-Pandemic Levels • City-wide room nights up 8.6% over 2019 in Boston, Chicago, and DC • Industry-wide room rates in 2022 up 10% over 2019 Business Transient • Room Nights Up 25% in Q1 2021 over Q4 2020 • "Return To Travel" expected to follow "Return to Office" Leisure • Revenue Increased 31% in Q1 2021 over Q4 2020 • ADR increased 16% in Q1 2021 over Q4 2020

9Renaissance Charleston Historic District INTERNAL GROWTH OPPORTUNITIES

10 $85MM of ROI Projects at 35%+ IRRs (1) Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas (2) Estimated IRR is calculated assuming a 3-year stabilization period and a 10.0x terminal multiple Property Project EstimatedCapital Spend(1) Estimated Incremental EBITDA(1) Estimated IRR(2) Estimated Completion Sonoma Autograph Collection Conversion $9.8 $1.4 25% 2021 Vail Marriott Luxury Collection Brand Conversion $8.4 $3.4 88% 2021 Rooftop Renovation and F&B Concept $4.7 $0.7 27% 2021 Denver JW Marriott F&B and Public Space Renovation $2.5 $0.5 42% 2021 Luxury Collection Brand Conversion $3.6 $1.2 74% 2021 Charleston Renaissance F&B Repositioning $2.1 $0.5 52% 2021 Total Upcoming $31.1 $7.7 55% Orchards Inn Resort Repositioning $19.8 $2.6 22% 2022 The Landing Additional 17 Keys $6.1 $1.2 42% 2022 Boston Hilton Additional 29 Keys $6.0 $1.0 33% 2022 Total in Planning $31.9 $4.8 28% Active ROI Pipeline $63.0 $12.5 42% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR

11 JW Marriott Cherry Creek Up-Branding Projects Create Value In 2022 Sonoma Renaissance Vail Marriott Project Cost $3.6MM IRR 74% Estimated Completion 2021 Project Cost $9.8MM IRR 25% Estimated Completion 2021 Project Cost $8.4MM IRR 88% Estimated Completion 2021 Note: Estimated IRR is calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

12 Sweeping Marriott Deal Increases Portfolio Margins +50bp Vail Marriott Mountain Resort In 2020, DRH entered into an agreement with Marriott to alter several brand and management contracts. Franchise Conversions The following were converted from brand-managed to franchised properties: • Atlanta Marriott Alpharetta • Salt Lake City Marriott Downtown • The Lodge at Sonoma • Charleston Renaissance • Courtyard Manhattan 5th Avenue Up-Branding • The Vail Marriott Mountain Resort to up-brand to Luxury Collection Hotel • JW Marriott Cherry Creek to up-brand to Luxury Collection Hotel The Lexington Hotel The franchise agreement for The Lexington Hotel has been amended to provide termination Note: Refer to 8-K filed 8/31/20 here for additional terms

13 Created $350MM+ of New Investment Capacity Frenchman’s Reef The Lexington Hotel Transaction Details Proceeds Received $35MM + Promote Closing Date April 2021 Transaction Details(1) Proceeds Received $185MM Estimated Closing Date Q2/Q3 2021 • Sold Frenchman’s Reef to an affiliate of Fortress Investment Group for • $35MM in cash plus a contingent profit participation • Received $240MM from insurance claim (Dec’19) • Saves $175MM on funding rebuild • Signed Purchase & Sale agreement for $185MM • 6.3% capitalization rate on 2019 Hotel NOI • 5.8% capitalization rate on 2018 Hotel NOI • Buyer has posted $7MM non-refundable deposit (1) Pending closure

14 Targeting 50 Resort Micro-Markets and Lifestyle Cities Pipeline of Potential Investments Synergies with Existing Portfolio Mostly Off-Market Transactions Heavily Leisure-Oriented

15 ESG LEADERSHIP Cavallo Point, the Lodge at Golden Gate Bridge

16 Board Refreshment Strengthens Governance Michael Hartmeier • Valuable Resource for Mergers & Acquisitions • 25-Years as Hospitality & Gaming Investment Banker • M.B.A. Harvard Business School, B.A. UCLA Tabassum Zalatrowala • Leader in Construction and Design • Advanced Management Program, Harvard Business School • B.F.A., American Intercontinental University

17 Responsible Corporate Citizen ISS ESG Rankings(2) ISS-ESG Corporate Ranking Environmental Social Governance Currently Ranked in Top 1% of all US Real Estate Companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation (1) Lodging Peer Average is based on 17 Lodging Companies including 10 REITs (2) ISS will not provide Quality Ranking of peer set to DRH without enrolling in their advisory services, however score is relative to peer set GRESB Annual Results 2016 2017 2018 2019 2020 DRH GRESB Score 50 53 75 81 84 Peer Score Average(1) 51 57 58 69 69 Index to Peer Score Average 98% 93% 129% 117% 122%

APPENDIX Havana Cabana Key West

20 DRH Lifestyle & Independent Strategy RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes CURRENT ALLOCATION(1) TARGET ALLOCATION Balances DRH’s existing portfolio Greater opportunity for smaller deals Reduces reliance on traditional brands Cultural shift toward experiential travel Lifestyle, Independent s, and Soft Brands, 40%Traditional Brands, 60% Lifestyle, Independent s, and Soft Brands, 67% Traditional Brands, 33% . (1) All figures Pro Forma for sale of Frenchman’s Reef (4/30/21) and pending sale of The Lexington (est. 6/30/21)

Experiential Travel Leads the Way



4.8%
2.1%
2.2%
0.8%
Motor Vehicles
Jewelry and Watches
Home Furnishings
Experiences(2)

15-YEAR SPENDING CAGR (2004-2019)[1]

In the past decade, consumer spending in the US has seen a drastic **shift toward experiences,** rather than products or "things". DiamondRock's **resort strategy** capitalizes on this trend by offering the once-in-a-lifetime travel experiences that consumers are willing spend their excess income on.

74% of Americans say they prioritize experiences over products[3]

49% of Generation Z and Millennials would sell their furniture or clothes to travel[3]

According to a recent survey, the **Top 3 drivers** of travel decisions are[3]:

#1 Activities I will be doing on my trip

#2 Having a "once-in-a-lifetime" experience

#3 Having a cultural experience

(1) Source: Bureau of Economic Analysis
(2) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services.
(3) Source: Expedia and the Center for Generational Kinetics

21

22 The Next Generation of Travel 20% Nearly 20% of Gen-Z respondents said they have stayed at a specific hotel or destination in order to score a positive response from followers on posts on their own social media channels. 25% 25% of millennials posted a trip on social media before booking in order to get the opinions of their followers SOCIAL MEDIA FUELED TOURISM(1) (1) Source: Expedia and the Center for Generational Kinetics 36% 36% of Generation Z have chosen a travel destination because they saw it on social media The future of travel will be dictated by the trends we see in Millennials (Generation Y) and Generation Z – who now account for 42.3% of the US population. These young generations have introduced the importance of social media into the travel landscape, turning to the platforms for trip inspiration and sometimes going on trips for the main purpose of sharing with followers. Research also shows that travel is more important to these generations and seeing the world is one of their top priorities in life. A survey conducted by Deloitte shows Millennials and Generation Z ranking their life ambitions in the following order: 1. See and travel the world 2. Earn high salary/be wealthy 3. Buy a home 4. Make positive impacts on society 5. Have children/start families GENERATIONAL TRENDS

23 The Post-COVID-Recovery Traveler 87% of respondents agree that having a trip planned in the future gives them something to look forward to 76% of respondents are creating their destination wish list for future travel 64% of respondents miss traveling so much that they are willing to give up social media for a month to go on vacation 56% of respondents say that they miss traveling so much they are willing to book a trip right now even if they might have to cancel SOCIALLY CONSCIOUS TRAVEL Consumers have a newly-heightened awareness to the values and ethics of companies and are choosing to travel with those providers that align with their own moral compass. • 72% of respondents are interested in traveling to destinations where they can help boost tourism revenue and support the local economy and small businesses that struggled through the pandemic • 69% of respondents want to choose an airline or hotel that values diversity and inclusion, and whose employees reflect a diverse customer base • 60% of respondents want to book trips with airlines that have made a carbon neutral commitment EMERGING DESTINATION TRENDS 75% 69% 75% of respondents are looking for experiences that provide a feel of ultimate privacy 69% of respondents are interested in visiting lesser-known cities and destinations Source: American Express 2021 Global Travel Trends Report

24 Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2019 $MM Burlington Hilton $64 16.5x 8.9x $3.9 Charleston Renaissance $43 11.9x 7.0x $2.9 Fort Lauderdale Westin $167 14.8x 10.7x $5.5 Havana Cabana $54 12.2x 15.8x ($0.5) The Landing Resort & Spa $44 17.8x 25.9x ($0.7) Sedona - L'Auberge $67 15.8x 8.6x $3.6 Sedona - Orchards Inn $31 13.7x 14.2x ($0.1) Shorebreak $63 14.6x 11.5x $1.5 Sonoma Renaissance $40 10.7x 5.7x $4.0 Vail Marriott Mountain Resort $96 13.4x 8.7x $6.2 Total Resort $668 14.2x 9.9x $26.3 Note: Figures exclude Frenchman’s Reef, Cavallo Point and Barbary Beach House as these assets are either repositioned or currently under construction.

25 Strong Resort Market Presence

26 High Quality Portfolio in Key Gateway Markets UNDER CONTRACT